UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



 Date of Report (Date of earliest event reported): March 18, 2003



                      ELIZABETH ARDEN, INC.
      (Exact name of registrant as specified in its charter)




Florida                      1-6370              59-0914138
(State or other           (Commission          (IRS Employer
  jurisdiction of)        File Number)       Identification No.)
  incorporation)


14100 NW 60 Avenue, Miami Lakes, Florida          33014
(Address of principal executive offices)        (Zip Code)



 Registrant's telephone number, including area code:(305)818-8000




   ____________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On March 19, 2003, Elizabeth Arden, Inc. (the "Company") issued a press release announcing that at a meeting held on March 18, 2003, the Board of Directors of the Company appointed Paul West President and Chief Operating Officer of the Company. Previously, Mr. West was Executive Vice President and Chief Operating Officer of the Company. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1  Press Release dated March 19, 2003.
            99.2  Press Release dated March 19, 2003.

Item 9.  Regulation FD Disclosure.

     On March 19, 2003, the Company issued a news release to (i) report the results of the Company's fourth quarter and year ended January 31, 2003; and (ii) to provide net sales and diluted earnings per share guidance for fiscal year 2004. The Company is filing this Form 8-K pursuant to the SEC's Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ELIZABETH ARDEN, INC.

Date: March 19, 2003         /s/ Stephen J. Smith
      --------------         --------------------
                             Stephen J. Smith
                             Executive Vice President and
                             Chief Financial Officer

                          EXHIBIT INDEX

Exhibit Number                     Description
--------------    ----------------------------------------------
     99.1         Paul West appointed President and Chief
                  Operating Officer Press Release dated March 19,
                  2003.

     99.2         Elizabeth Arden, Inc. Fourth Quarter and Fiscal
                  Year 2003 Earnings Results Press Release dated
                  March 19, 2003.